BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

Supplement dated October 2, 2006 to the
Prospectus dated October 2, 2006

The following changes are made to the Prospectus of BlackRock Fundamental Growth
 Fund, Inc. (the "Fund").

The section in the prospectus captioned "About the Portfolio Managers" appearing on page 9 is amended as follows:

The description of the Fund's portfolio manager is deleted and the following description is inserted below the heading:

Thomas E. Burke and Dominic Vignola are the Fund's co-portfolio managers and are responsible for the day-to-day management of the Fund.

In addition, the section captioned "Management of the Fund - BlackRock Advisors, LLC" the discussion of the portfolio managers appearing on page 36 of the Fund's Prospectus is amended as follows:

The description of the Fund's portfolio management team is amended to add the following:

Dominic Vignola is the Fund's co-portfolio manager. He has been the Fund's co-portfolio manager since 2006. Mr. Vignola is a Vice President of and portfolio manager with BlackRock. Prior to joining BlackRock in 2006, Mr. Vignola was a Vice President of Merrill Lynch Investment Managers, L.P. ("MLIM") and was a member of MLIM's Global Technology management team since 2000. Prior to joining MLIM, Mr. Vignola was a technology sector analyst for Deutsche Asset Management.





Code # 16463-1006BR-SUP